April 7, 2011

VIA EDGAR

The United States Securities and
Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-8629

Re:           Nationwide Life Insurance Company
Nationwide Variable Account-II
File Numbers 333-168818 and 811-03330

Dear Ms. Marquigny:

On behalf of Nationwide Life Insurance Company (“Nationwide”) and its Nationwide Variable Account-II (“Variable Account”), we are filing this Pre-Effective Amendment No. 2 to the Registration Statement indicated above.  This filing is being made electronically via EDGAR in accordance with Regulation S-T.

On August 13, 2010, Nationwide filed an initial Registration Statement on Form N-4 for Individual Flexible Premium Deferred Variable Annuity Contracts to be offered through the Variable Account.  Nationwide received your written comments in a letter dated September 23, 2010.  On December 30, 2010, Nationwide filed Pre-Effective Amendment No. 1 to the registration statement.  Nationwide received your oral comments on February 15, 2011.  The attached Pre-Effective Amendment No. 2 reflects redlined changes that are a result of Staff comments and other miscellaneous disclosure changes, including the addition of a 5% Lifetime Income Option that was previously reviewed by the Staff and will be available for election beginning July 11, 2011.  Each comment is restated below and is accompanied by Nationwide’s response.

1. Bonus Recapture. Please decrease the bonus recapture amounts to comply with other maximums.

Response. Although the bonus recapture scenarios contained in the registration statement mirror the bonus recapture scenarios for which the SEC previously provided Nationwide relief, we have revised the Pre-Effective Amendment as requested to comport with other recapture maximums espoused by the Staff.

2. New York Offering. Please file a separate registration statement for the New York contract.

Response. We have revised the Pre-Effective Amendment to be an offering that is not available in the State of New York.  We are, simultaneously, filing a new registration statement that will only be offered in the State of New York.

3. Summary of Maximum Contract Expenses.  Please revise the name of the Liquidity Option to match what is shown in the fee table.

Response.  We have revised the Pre-Effective Amendment as requested.

4. Fee Table.  Please confirm that the maximum charge associated with the 7% Lifetime Income Option and the 10% Lifetime Income Option are the same and that having the same maximum charge is in conformity with the required reasonableness representation.

Response.  In light of the revisions to the Pre-Effective Amendment in response to Comment 2, the 7% Lifetime Income Option has been removed.  The maximum and current charge for the 10% Lifetime Income Option have been updated to 1.20%.

5. Determination of the Income Benefit Base Prior to the First Surrender. Please clarify that purchase payments applied before the 10th L.inc Anniversary increase the benefit base more than purchase payments after the 10th L.inc Anniversary.

Response.  We have revised the "Determination of the Income Base Prior to the First Surrender" subsection to include the following paragraph at the end:

Since the roll-up is only calculated for the first 10 Contract Years, purchase payments applied during the first 10 Contract Years will have a greater impact on the Current Income Benefit Base than purchase payments applied after the 10th Contract Year.

6. Systematic Withdrawals. Please consider adding a plain English explanation of what each of the potential maximum CDSC values really represent. Alternatively, consider describing the general fact patterns in which each one would represent the maximum CDSC-free withdrawal value. This may help contractowners choose a systematic withdrawal appropriate for their circumstances.

Response.  We have revised the fourth paragraph of the "Systematic Withdrawals" section as follows (emphasis added):

A CDSC may apply to amounts taken through Systematic Withdrawals.  If the Contract Owner takes Systematic Withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greater of the amount available under the CDSC-free withdrawal privilege, and a given percentage of the Contract Value that is based on the Contract Owner's age.  This translates into CDSC-free Systematic Withdrawals equal to the greatest of: […]

7. Frequency and Amount of Annuity Payments. Please revise the last paragraph to delete the word "generally," or indicate that Nationwide will send the payment no later than 7 days after the annuity payment date.

Response.  We have revised the last paragraph of the "Frequency and Amounts of Annuity Payments" section as follows (emphasis added):

Nationwide will ~~use its best efforts to~~ send annuity payments no later than 7 days ~~within 3 days~~ after each annuity payment date ~~and the annuity payments will be received by the Annuitant within 7 to 10 days thereafter~~.

The "Synopsis of the Contracts" provision has been updated similarly.

8. Other Required Disclosure, Exhibits, and Representations. Any exhibits, financial statements and other required disclosure not included in this registration statement must be filed in a pre-effective amendment to the registration statement. We urge all persons who are responsible for the accuracy and adequacy of the disclosure in the filings reviewed by the staff to be certain that they have provided all information investors require for an informed decision. Since the insurance company and its management are in possession of all facts relating to the insurance company's disclosure, they are responsible for the accuracy and adequacy of the disclosures they have made.

Response.  Nationwide represents that the Pre-Effective Amendment No. 2 either contains, or incorporates by reference, all required disclosure, exhibits, and representations.

Nationwide Life Insurance Company and Nationwide Variable Account-II represent that the supplement included in this registration statement: (1) is not effective; and (2) will not be issued, unless and until an order associated with the application for exemptive relief (File No. 812-13814) is issued.

In addition, Nationwide acknowledges that:

•
should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing nor does the participation in the comment process;

•
the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the insurance company from its full responsibility for the adequacy and accuracy of the disclosure in the filing nor does participation in the comment process; and

•
the insurance company may not assert this action or participation in the comment process as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please contact me directly at (614) 249-8782 if you have any questions regarding this filing.

Sincerely,

/s/ JAMIE RUFF CASTO
Jamie Ruff Casto, Managing Counsel
Nationwide Life Insurance Company